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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2002

                           GREKA Energy Corporation
            (Exact name of registrant as specified in its charter)

Colorado                               0-20760               84-1091986
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

630 Fifth Avenue, Suite 1501, New York, NY                            10111
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 218-4680
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Item 5. Other Events.

     On April 17, 2002 GREKA Energy Corporation released 2001 year end and fourth quarter results and 2002 guidance.

     The press release is filed as Exhibits 99.1 hereto which include unaudited financial statements for the period ended December 31, 2001.

Item 7. Financial Statements and Exhibits.

     (c)  The following exhibits are furnished as part of this report:

          Exhibit 99.1 Press release of GREKA Energy Corporation dated April 17, 2002.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2001          GREKA ENERGY CORPORATION


                                   By:  /s/ Randeep S. Grewal
                                       ---------------------------------------
                                       Randeep S. Grewal, Chairman, Chief
                                       Executive Officer and President